UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 2017

ECHELON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37755	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 Patrick Henry Drive

Santa Clara, California 95054

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number including area code: (408) 938-5200

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Investor Presentation

On February 28, 2017, Echelon Corporation (the “Company”) posted an investor presentation to the Investor Relations section of its website at investors.echelon.com. A copy of the presentation is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Disclosure Channels to Disseminate Information

The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including the Company’s website (www.echelon.com), the investor relations section of its website (investors.echelon.com), press releases, and filings with the Securities and Exchange Commission in order to achieve broad, non-exclusionary distribution of information to the public. The Company encourages investors and others to review the information it makes public in these locations, as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

99.1	Investor Presentation dated February 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

By:	/s/ C. Michael Marszewski
C. Michael Marszewski
Vice President and Chief Financial Officer

Dated: February 28, 2017

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Investor Presentation dated February 28, 2017.